HPE to Acquire Juniper Networks to Accelerate AI-Driven Innovation January 10, 2024 http://www.investors.hpe.com Exhibit 99.2

Forward-looking statements This presentation contains “forward-looking statements” within the meaning of the federal securities laws, including safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements involve risks, uncertainties and assumptions and are based on Juniper’s and HPE’s current expectations, estimates, projections, beliefs and assumptions made by Juniper and HPE, all of which are subject to change. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” and similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond Juniper’s and HPE’s control, and are not guarantees of future results. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements and you should not place undue reliance on any such statements, and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing or at all, including obtaining stockholder and regulatory approvals and other conditions to the completion of the transaction; (ii) the ability of HPE to integrate and implement its plans, forecasts and other expectations with respect to Juniper’s business after the completion of the proposed transaction and realize additional opportunities for growth and innovation; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (iv) Juniper’s and HPE’s ability to implement their respective business strategies; (v) potential significant transaction costs associated with the proposed transaction; (vi) the risks related to HPE’s financing of the proposed transaction, (vii) potential litigation or regulatory actions relating to the proposed transaction; (viii) the risk that disruptions from the proposed transaction will harm Juniper’s or HPE’s business, including current plans and operations, and risks related to diverting management’s attention from Juniper’s and HPE’s ongoing business operations and relationships; (ix) the ability of Juniper and HPE to retain and hire key personnel; (x) potential adverse business uncertainty resulting from the announcement, pendency or completion of the proposed transaction, including restrictions during the pendency of the proposed transaction that may impact Juniper’s and HPE’s ability to pursue certain business opportunities or strategic transactions; (xi) legal, regulatory, tax and economic developments affecting Juniper’s and HPE’s business; (xii) the unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreak of war or hostilities or current or future pandemics or epidemics, as well as Juniper’s and HPE’s response to any of the aforementioned factors; and (xiii) other risks described in Juniper’s and HPE’s filings with the SEC, such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of HPE’s Annual Report on Form 10-K for its fiscal year ended October 31, 2023, Juniper’s Annual Report on Form 10-K for its fiscal year ended December 31, 2022, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by HPE or Juniper from time to time with the SEC. These risks should not be considered a complete statement of all potential risks and uncertainty, and are discussed more fully, along with other risks associated with the proposed transaction, in the Proxy Statement (as defined below) to be filed with the SEC in connection with the proposed transaction. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Juniper and HPE do not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Non-GAAP Financial Information This presentation includes non-GAAP financial measures. HPE believes that providing certain non-GAAP financial measures, including guidance on such non-GAAP financial measures, in addition to the related GAAP measures provides investors with greater transparency to the information used by HPE’s management in its financial and operational decision making and allows investors to see HPE’s results “through the eyes” of management. HPE further believes that providing this information provides HPE's investors with a supplemental view to understand Hewlett Packard Enterprise’s historical and prospective operating performance and to evaluate the efficacy of the methodology and information used by HPE’s management to evaluate and measure such performance. Disclosure of these non-GAAP financial measures also facilitates the comparisons of Hewlett Packard Enterprise’s operating performance with the performance of other companies in Hewlett Packard Enterprise’s industry that supplement their GAAP results with non-GAAP financial measures that may be calculated in a similar manner.  Additional Information and Where to Find it In connection with the proposed transaction between Juniper and HPE, Juniper will file with the SEC a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Juniper stockholders. Juniper may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Juniper may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Juniper through the website maintained by the SEC at www.sec.gov, Juniper’s investor relations website at https://investor.Juniper.net or by contacting the Juniper investor relations department at the following: Jess Lubert, Juniper Networks, (408) 936-3734, jlubert@juniper.net. Participants in the Solicitation Juniper and certain of its directors, executive officers and other employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from Juniper’s stockholders in connection with the proposed transaction. Information regarding Juniper’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Juniper’s proxy statement for its 2023 annual meeting of stockholders (the “Annual Meeting Proxy Statement”), which was filed with the SEC on March 29, 2023, and will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). To the extent holdings of Juniper’s securities by its directors or executive officers have changed since the amounts set forth in the Annual Meeting Proxy Statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement relating to the proposed transaction when it is filed with the SEC. Investors and security holders may obtain free copies of these documents using the sources indicated above.

Today’s speakers Antonio Neri President & Chief Executive Officer, Hewlett Packard Enterprise Jeremy Cox Interim Chief Financial Officer, Hewlett Packard Enterprise Rami Rahim Chief Executive Officer, Juniper Networks Kirt Karros Senior Vice President, Treasurer & Investor Relations, Hewlett Packard Enterprise

Supercharges HPE’s edge-to-cloud strategy Edge & Networking Securely connect people, devices, things Wi-Fi, Private 5G, Campus Switching, SD-WAN, SASE (SSE), vRAN Hybrid Cloud Move data within clouds and edge to multi-cloud Private Cloud, Storage/Data Protection, Compute Data Center Switching, Routing, Core 5G (Open RAN) AI Accelerate data-intensive scale-out workloads High Performance Interconnect Fabric (both switching and smart NIC’s) Supercomputing A secure, unified, cloud and AI-native networking platform to drive innovation from edge-to-cloud

Strategic transaction transforms HPE Accelerates HPE’s Hybrid Cloud and AI strategy Accelerates HPE’s portfolio mix shift toward higher-growth, higher-margin businesses with large free cash flow potential. Significantly accelerates HPE’s AI and Hybrid Cloud strategy with the integration of HPE Aruba Networking, HPE Slingshot AI-native interconnect fabric and HPE GreenLake scale with Juniper’s Mist AI-driven networking, Data Center Switching, Cloud networking and Routing infrastructure. Creates industry leading networking portfolio, from edge to cloud to exascale Expected to double HPE’s Intelligent Edge revenue and segment operating profit to ~$11 billion1 and ~$3 billion,1,2 respectively; combined networking segment would constitute 31%1 of total HPE pro forma revenue and 56%1,2 of total HPE pro forma total segment operating profit. Strengthens HPE’s position3 in Enterprise Wired and Wireless LAN Infrastructure, SD WAN/WAN Edge Infrastructure, Network Firewalls with additional AI-driven customer solutions. Substantially increases our TAM and scale in networking segment Highly complementary portfolios with cross-sell opportunities into both HPE and Juniper installed base. Opportunity to change the dynamics of networking options and services and offer increased competition across multiple customer segments. Compelling transaction for our shareholders Expected to be accretive to non-GAAP EPS and free cash flow in year 1, post close. Accelerates long-term revenue growth and expands gross and operating margins 4 , even excluding synergies. Expected to achieve operating efficiencies and run-rate annual cost synergies of $450 million within 36 months post close. 1 Includes HPE Intelligent Edge / HPE financials for fiscal year 2023 and Juniper financials for LTM 09/30/23 2 Pro forma operating profit includes impact of run-rate cost synergies of $450 million (assumed 100% contribution to Intelligent Edge) 3 Based on Gartner Magic Quadrants for Wired & Wireless LAN, SD-WAN, Single-Vendor SASE and Network Firewall. 2022 – 2023. 4 Non-GAAP only expansion in the first year following close due to purchase accounting related amortization of intangible assets and inventory step up. NOTE: All of the above expected benefits and synergies are subject to the deal's successful close.

Transaction substantially expands Edge & Networking TAM by ~30%

Edge & Networking TAM expansion

JUNIPER NETWORKS

Incremental addressable segments[2]
- Cloud-native campus & branch Mist AIOps
- DC and Switching T1[4]
- Cloud Networking Software
- Routers
- Firewall

Hewlett Packard Enterprise

Current addressable segments[1]
- Campus, Branch & WAN
- DC Networking
- Edge Infrastructure
- Security & Private 5G



1.8x
$118B
$24B
$83B
$19B
~30%
TAM Expansion from Juniper
$94B
$64B
2022[3]
2026[3]

- **Expanded scope and TAM** into T1 data center networking, firewalls and routers, plus increased access to enterprise customers, T1 cloud customers, and communication service providers with **opportunity to cross-sell**

- **End-to-end Edge portfolio** with acquisitions of **Axis** (SASE) and **Athonet** (Private 5G) and **Data Center/Cloud** networking growth

Source: IDC / Gartner / Hyperion / 650 Group / HPE estimates
[1] TAM data and projections for current addressable market for HPE based on HPE internal analyses and estimates for WW excluding T1 (T1: Top 5 Hyperscaler) as shared at HPE's Securities Analyst Meeting in Oct 2023. Figures at the top of each market opportunity graph represent the total estimated market size of all areas in which HPE anticipates being a player by Oct. 2026. Sums may not match constituent figures, due to rounding.
[2] TAM data and projections for incremental addressable market through Juniper based on Gartner Worldwide Network Equipment forecast (Sep 2023), for relevant categories
[3] FYE 10/31 basis;
[4] Switching T1 represents Enterprise Ethernet Switches 400 Gbps per Gartner

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Juniper is a leader in Al-driven, secure, and cloud delivered networking Strategy for Experience-First Networking (FYE 12/31, $bn) 2020 LTM 09/30/23 Enterprise revenue $1.6 $2.5 Enterprise 3 Year CAGR: 17% 17% 17% Juniper 3 Year CAGR 8.4% Experience-First strategy is driving our Enterprise growth story ARR and Growth2 Enterprise revenue2 Mistified Orders1 Footprint with Top 4 Cloud Hyperscalers and Top 50 Service Providers Experience-First Networking AI-Driven – Secured – Cloud Delivered Cloud Ready Data center (DC switching) AI-Driven Enterprise (Campus & Branch) Automated WAN (Routing) Common AIOps Transform the Customer Experience Automated support – Modern operations - Common Infrastructure Connected Security Mist AIOps Enterprise Cloud Service Provider Solutions Strategic enablers Leverage and diversify Vision 1 Represents annualized bookings run rate as of Q3 ’23 2 As of Q3, ’23, 3.2020-2023 CAGR on an LTM basis, as of 9/30/2023 >$1B ~50% $357M 37% YOY

Accelerates innovation across entire networking stack

			Hewlett Packard Enterprise	Juniper Networks	Combined Company
Edge Networking	Wireless	WLAN	✓	✓	✓
		Private 5G	✓		✓
	Campus Switching		✓	✓	✓
	SASE	SD-WAN	✓	✓	✓
		Security Service Edge	✓		✓
Wide Area Networking (Access / Core NW)	5G RAN + Mobile Core		✓		✓
	Routers	Telco		✓	✓
		Enterprise		✓	✓
		T1		✓	✓
Cloud / DC Networking	Next Generation Firewall			✓	✓
	Switching	Enterprise	✓	✓	✓
		T1		✓	✓
HPC/AI Interconnect			✓	✓	✓

AI-driven

Hewlett Packard Enterprise

- Strong presence in edge connectivity and campus switching
- Growing presence in data center switching
- Differentiated IP portfolio in SASE & 5G
- Large enterprise customer base

Juniper Networks

- Strong position in AI-native campus and branch networking powered by Mist AI
- Strong momentum in data center / T1 switching with 400G
- Deep telco / service provider relationships
- Mature network firewall offering
- Strong position in routing, large router install base

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Strong new HPE pro-forma financial profile

Select standalone and pro forma financial metrics

$ billions	Hewlett Packard Enterprise FY 2023 (10/31/23)	Juniper Networks LTM Q3'CY2023 (09/30/23)	New HPE Pro Forma[1] (ex. synergies)
Revenue	**$29.1**	**$5.6**	**$34.8**
% YoY growth	*2.2%*	*9.6%*	*3.4%*
Non-GAAP Gross Profit[2]	**$10.3**	**$3.3**	**$13.6**
% Margin	*35.3%*	*58.5%*	*39.0%*
Non-GAAP Operating Income[2]	**$3.1**	**$1.0**	**$4.1**
% Margin	*10.8%*	*17.1%*	*11.8%*
Free cash flow[2,3,4]	**$2.2**	**$0.8**	**$3.1**
% Margin	*7.7%*	*14.7%*	*8.8%*

Manageable leverage with IG commitment



Total Debt / LTM EBITDA
Net Debt / LTM EBITDA
Current[5]
(as of 10/31/23)
Pro Forma[6]
(as of 10/31/23)
Similar leverage levels expected at close
2.3x
1.5x
3.4x
2.6x

	Current	Pro Forma
Total debt	**$12.5 billion**	**$23.7 billion**
Net debt	$8.3 billion	$18.1 billion

1.Includes HPE results for FY 2023 and Juniper results for LTM ended 9/30/23; 2. A reconciliation of specific adjustments to GAAP results are included in the Appendix. 3. Juniper free cash flow calculated as cash flow from operations less capex. 4. HPE free cash flow represents cash flow from operations, less net capital expenditures (investments in property, plant & equipment ("PP&E") less proceeds from the sale of PP&E) and adjusted for the effect of exchange rate fluctuations on cash, cash equivalents, and restricted cash.
5. Leverage based on ~$5.5 billion of HPE standalone FY2023 EBITDA calculated as non-GAAP operating profit plus depreciation. 6. Leverage based on ~$7.0 billion pro forma FY2023 EBITDA, which includes HPE standalone FY2023 EBITDA of ~$5.5 billion, Juniper standalone LTM 09/30/23 EBITDA of ~$1.1 billion and run-rate cost synergies of $450 million; HPE and Juniper standalone EBITDA calculated as Non-GAAP operating income, plus D&A less amortization of intangible assets

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Accelerates HPE portfolio mix toward higher-margin, higher-growth solutions



Hewlett Packard Enterprise
Standalone
Hewlett Packard Enterprise
2023 Pro-Forma[1]
Total Revenue Mix[2] (2023)
18%
39%
44%
37%
31%
32%
Total Operating Profit Mix[3] (2023)
17%
39%
43%
12%
56%[4]
31%
Intelligent Edge
Compute
Other[7]



Hewlett Packard Enterprise
Standalone
Hewlett Packard Enterprise
2023 Pro-Forma[1]
HPE Networking Revenue (2023)
$5.2
$10.9
Total ARR
$1.3 [5]
$1.7 [5,6]
HPE Networking Segment Operating Profit (2023)
$1.4
$2.8 [4]

Combined networking segment would constitute 31% of revenue and 56% of operating profit, on a pro forma fiscal year 2023 basis

[1] Includes HPE results for FY 2023 and Juniper results for LTM ended 9/30/23; [2] Segment net revenue mix is calculated based on segment revenue and total segment revenue, both of which are not adjusted for intercompany elimination totaling $563 million; [3] Segment operating profit mix is calculated based on segment operating profit and total segment operating profit, both of which are not adjusted for intercompany elimination and other items managed only at the HPE corporate level; [4] Pro forma operating profit includes impact of run-rate cost synergies of $450 million (assumed 100% contribution to Intelligent Edge); [5] HPE ARR as of 10/31/23. HPE ARR is a financial metric used to assess the growth of the Consumption Services (CS) offerings. ARR represents the annualized revenue of all net HPE GreenLake services revenue, related financial services revenue (which includes rental income from operating leases and interest income for finance leases), and SaaS, software consumption revenue, and other as-a-Service offerings; [6] Juniper ARR as of 9/30/23. Juniper ARR represents recurring revenue from renewable contracts with customers for software licenses, software support and maintenance, and SaaS expected to be recognized over an annual period of time. This metric includes the implied annualized billing value of contracts with a duration of one year or greater that are active as of the end of the periods presented. This metric excludes software licenses recognized as revenue at a point in time. [7] Includes HPC & AI, Storage, Financial Services and Corporate Investments

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Transaction highlights Structure & Financing $40 per share, in cash, representing $13.6 billion in equity value. Expected to be funded through combination of new debt, mandatory convertible preferred securities and cash on balance sheet. Supported at announcement via a $11.0 billion 364-day senior unsecured delayed draw term loan facility and a $3.0 billion 3-year senior unsecured delayed draw term loan facility from a consortium of banks. Capital Allocation Strategy Continued commitment to capital allocation strategy and strong balance sheet. Committed to maintaining investment grade-credit rating and deleveraging to ~2x net leverage within two years post close. Current share buyback program and dividend policy to be maintained. Financial Impact Expected to be accretive to non-GAAP EPS and Free Cash Flow in year 1, post close. $450 million in run-rate annual cost synergies expected within 36 months post close. Expected to improve non-GAAP gross and operating margins even pre-synergies and expected to accelerate long-term revenue growth. Expected to close in late calendar year 2024 or early calendar year 2025. Subject to Juniper shareholder approval. Subject to receipt of regulatory approvals and the satisfaction of other customary closing conditions. Pathway to Completion

Key takeaways Accelerates HPE’s edge-to-cloud strategy Creates industry leading networking portfolio, from edge-to-cloud Substantially increases total addressable market Compelling transaction for shareholders, accretive in year 1, post close Accelerates HPE’s portfolio mix shift toward higher-growth, higher-margin businesses

Appendix

Financing structure & pro forma capitalization at close

Financing structure at close

- $11.0 billion 364-day facility planned to be taken out with $6.5 billion of new senior notes, $1.5 billion of mandatory convertible preferred securities, and $3.0 billion of cash
  - Expectation to receive cash proceeds from H3C sale prior to close of Juniper transaction
- Pro forma capital structure will include $11.2 billion of additional debt comprising the $3.0 billion 3-yr delayed-draw term loan, $6.5 billion of new senior notes, and $1.7 billion of assumed Juniper debt

Pro forma capitalization at close

	Expected at close ($ billions)	xEBITDA at 10/31/2023[1]
Existing HPE debt	$12.5	
New 3-year delayed-draw term loan	$3.0	
New senior notes	$6.5	
Assumed Juniper debt	$1.7	
Total debt	**$23.7**	**3.4x**
Cash and cash equivalents	$5.6[2]	
Net Debt	**$18.1**	**2.6x**

[1] Leverage based on ~$7.0 billion pro forma FY2023 EBITDA, which includes HPE standalone FY2023 EBITDA of ~$5.5 billion, Juniper standalone LTM 09/30/23 EBITDA of ~$1.1 billion and run-rate cost synergies of $450 million; HPE and Juniper standalone EBITDA calculated as Non-GAAP operating income, plus D&A less amortization of intangible assets; [2] Estimated as sum of HPE standalone cash and cash equivalents of ~$4.3 billion and Juniper standalone cash and cash equivalents (inc. short term investments) of ~$1.4 billion

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Reconciliation of GAAP Gross Profit to Non-GAAP Gross Profit Includes HPE financials for FY 2023 and Juniper financials for LTM 09/30/23 $ millions FY’23A (10/31/23)1 LTM Q3’CY23 (09/30/23)1 GAAP Gross Profit $10,239 $3,222 Non-GAAP adjustments: Amortization of purchased intangible assets - 58 Stock-based compensation expense 47 26 Disaster (recovery) charges (13) - Other - 2 Non-GAAP Gross Profit $10,273 $3,308

Reconciliation of Operating Income to Non-GAAP Operating Income and EBITDA $ millions FY’23A (10/31/23)1 LTM Q3’CY23 (09/30/23)1 Expected Synergies Pro Forma EBITDA GAAP Operating Income $2,089 $548 Amortization of intangible assets 288 69 Transformation costs 283 - Disaster (recovery) charges (12) - Stock-based compensation expense 428 253 Restructuring charges - 76 Acquisition, disposition and other related charges 69 1 Other - 20 Non-GAAP Operating Income $3,145 $967 Depreciation and amortization 2,616 200 Amortization of intangible assets (288) (69) EBITDA $5,473 $1,098 $450 $7,021 Includes HPE financials for FY 2023 and Juniper financials for LTM 09/30/23.

Calculation of Total Debt and Net Debt $ millions FY’23A (10/31/23) Notes payable and short-term borrowings         $4,868 Long-term debt          7,487 Total GAAP debt        12,355 Fair value adjustment related to hedged debt             151 Unamortized debt issuance costs               30 Total debt        12,536 Cash         (4,270) Total net debt          $8,266 EBITDA $5,473 Leverage Ratio – Total debt1 2.3x Leverage Ratio – Total net debt1 1.5x Calculated as total debt divided by EBITDA and total net debt divided by EBITDA.

Reconciliation of Operating Cash Flow to Free Cash Flow Includes HPE financials for FY 2023 and Juniper financials for LTM 09/30/23. $ millions FY’23A (10/31/23)1 LTM Q3’CY23 (09/30/23)1 Net cash provided by operating activities $4,428 $983 Investment in property, plant and equipment (2,828) (156) Proceeds from sale of property, plant and equipment 602 - Effect of exchange rate changes on cash, cash equivalents, and restricted cash 36 - Free cash flow $2,238 $827